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                                                            EXHIBIT 23-(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference into this registration statement on Form S-8 our report dated February 8, 1994 included in Pogo Producing
Company's Annual Report on Form 10-K for the year ended December 31, 1993.

                                       /s/ Arthur Andersen & Co.

                                           ARTHUR ANDERSEN & CO.
Houston, Texas
August 9, 1994